THE MAINSTAY FUNDS

MainStay Candriam Emerging Markets Debt Fund
(the “Fund”)

Supplement dated May 7, 2024 (“Supplement”) to the Summary Prospectus and Prospectus, each dated February 28, 2024, and Statement of Additional Information (“SAI”), dated February 28, 2024, as amended March 29, 2024

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

1. Effective immediately:

a) Kroum Sourov is added as a portfolio manager to the Fund.

b) The table in the section entitled “Management” of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Subadvisor	Portfolio Managers	Service Date
Candriam	Christopher Mey, Head of Emerging Markets Debt Team	Since 2019
	Diliana Deltcheva, Senior Fund Manager	Since 2019
	Richard Briggs, Senior Fund Manager	Since 2023
	Kroum Sourov, Senior Fund Manager	Since May 2024

c) The subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” in the Prospectus is amended to include the following:

Kroum Sourov

Mr. Sourov has managed the MainStay Candriam Emerging Markets Debt Fund since May 2024. He joined Candriam in 2018 as Lead Sovereign ESG Analyst. Prior to joining Candriam, Mr. Sourov was the Director of Sustainable Investment Management at a sustainable investments startup. His previous roles include a global macro portfolio manager at Mako Global, a Director of foreign exchange market strategy at UBS, Assistant Vice President in the Strategic Transactions Group of Barclays Capital, and a bond trader at Goldman Sachs. Mr. Sourov holds a Master’s degree in International Affairs with a specialisation in Environment, Resources and Sustainability from The Graduate Institute in Geneva, Switzerland; a Master of Finance from the University of Cambridge, and a Bachelor of Arts in Mathematics from Colgate University, United States.

d) The descriptions for Christopher Mey and Diliana Deltcheva in the subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” in the Prospectus are hereby revised to reflect their new titles as per the table in Item 1(b) above.

2. Effective at the close of business on May 31, 2024:

a) Diliana Deltcheva and Richard Briggs will no longer serve as portfolio managers for the Fund. All references to Ms. Deltcheva and Mr. Briggs are deleted in their entirety from the Summary Prospectus, Prospectus and SAI. Christopher Mey and Kroum Sourov will continue to serve as portfolio managers of the Fund.

b) The table in the section entitled “Management” of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Subadvisor	Portfolio Managers	Service Date
Candriam	Christopher Mey, Head of Emerging Markets Debt Team	Since 2019
	Kroum Sourov, Senior Fund Manager	Since May 2024

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MS16ba-05/24